MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Retirement 2025 Fund
(the “Fund”)
Supplement dated July 10, 2023 to the
Summary Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
The Fund will add the T. Rowe Price Hedged Equity Fund and T. Rowe Price Dynamic Credit Fund as new Underlying Funds in which the Fund may invest. To reflect the addition of new Underlying Funds, the table showing the Fund’s neutral allocations to Underlying Funds shown under the heading Principal Investment Strategies in the Investments, Risks, and Performance section is supplemented as described below. The Fund will continue to have the ability to make investments in the State Street Institutional U.S. Government Money Market Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities. Any investments by the Fund in the State Street Institutional U.S. Government Money Market Fund will continue to be included within the Fund’s overall allocation to bonds.
Allocations to “Stock Funds” may be made through investments in the MM S&P 500® Index Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Real Assets Fund, and T. Rowe Price Hedged Equity Fund. Investments in the T. Rowe Price Hedged Equity Fund are expected to begin early in the third quarter of 2023. Allocations to “Bond Funds” may be made through investments in the MassMutual Select T. Rowe Price Bond Asset Fund, T. Rowe Price Dynamic Global Bond Fund, MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, T. Rowe Price Institutional High Yield Fund, T. Rowe Price Institutional Floating Rate Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and T. Rowe Price Dynamic Credit Fund. Investments in the T. Rowe Price Dynamic Credit Fund are expected to begin late in the third quarter of 2023 or during the fourth quarter of 2023.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M (TRowe TD 2025)-23-01